UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2009
R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)	27513 (Zip Code)
Registrant’s telephone number,
including area code:
(919) 297-1600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.
     On May 28, 2009, R.H. Donnelley Corporation, a Delaware corporation (the “Company”), and all of its subsidiaries (collectively, the “Debtors”), filed voluntary petitions (the “Chapter 11 Petitions”) for relief under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. As of the date of this Current Report on Form 8-K, a receiver, fiscal agent or similar officer has not been appointed.
     In connection with the filing of the Chapter 11 petitions, the Company has entered into support agreements with certain of the lenders under its subsidiaries’ three existing credit facilities and certain holders of the Company’s and certain of its subsidiaries’ public bond debt, pursuant to which, upon certain material conditions, such lenders and such bondholders would support a plan of reorganization which is consistent with term sheets agreed to by the Company and those lenders and bondholders, as more fully described below.
Lender Support Agreements
     On May 28, 2009, the Company and certain of its subsidiaries entered into Plan Support Agreements dated as of May 28, 2009 (the “Lender Support Agreements”) with certain of its lenders under each of the following existing subsidiary credit facilities (in each case, the “Signing Lenders”):
•	the Second Amended and Restated Credit Agreement, dated as of December 13, 2005, among the Company, R.H. Donnelley Inc. (“RHDI”), the lenders from time to time party thereto and Deutsche Bank Trust Company Americas, as Administrative Agent, as amended April 24, 2006 and June 6, 2008 (the “RHDI Credit Agreement”);

•	the Credit Agreement, dated as of June 6, 2008, among Dex Media, Inc. (“DMI”), Dex Media West, Inc., Dex Media West, LLC (“DMW”), the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “DMW Credit Agreement”); and

•	the Credit Agreement, dated as of October 24, 2007, among DMI, Dex Media East, Inc., Dex Media East, LLC (“DME”), the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent (the “DME Credit Agreement”).
     The Lender Support Agreements are substantially similar in all material respects. Under the Lender Support Agreements, the Signing Lenders agree, among other things, (i) to support a plan of reorganization (the “Plan”) of the Company that is consistent with the treatment summarized in term sheets agreed to by the applicable Signing Lenders and attached to the Lender Support Agreements and (ii) not to sell or transfer any claim under the applicable loan documents to which the Signing Lenders are party. The Lender Support Agreements contain customary terms, are subject to certain material conditions and may be terminated upon the occurrence of certain events.
Noteholder Support Agreement
     On May 28, 2009, the Company, on behalf of itself and all of its subsidiaries, entered into a Noteholder Support Agreement, dated as of May 28, 2009 (the “Noteholder Support Agreement”) with the certain holders (collectively, the “Signing Noteholders”) of the following debt:
•	the Company’s 6.875% senior notes, due 2013 (the “RHD Senior Notes”), issued under the Indenture, dated as of January 14, 2005, between the Company and The Bank of New York (“BONY”), as trustee;

•	the Company’s 6.875% Series A-1 senior discount notes, due 2013 (the “RHD Series A-1 Notes”), issued under the Indenture, dated as of January 27, 2006, between the Company and BONY, as trustee;

•	the Company’s 6.875% Series A-2 senior discount notes, due 2013 (the “RHD Series A-2 Notes”), issued under the Indenture, dated as of January 14, 2005, between R.H. Donnelley Finance Corporation III (“RHD Finance”) and BONY, as trustee;

•	the Company’s 8.875% Series A-3 senior notes, due 2016 (the “RHD Series A-3 Notes”), issued under the Indenture, dated as of January 14, 2005, between RHD Finance and BONY, as trustee;

•	the Company’s 8.875% Series A-4 senior notes, due 2017 (the “RHD Series A-4 Notes”), issued under the Indenture, dated as of October 2, 2007, between the Company and BONY, as trustee;

•	RHDI’s 11.75% senior notes, due 2015 (the “RHDI Notes”), issued under the Indenture, dated as of June 25, 2008, among RHDI, the Guarantors named therein and BONY, as trustee;

•	DMI’s 8% senior notes, due 2013 (the “DMI Senior Notes”), issued under the Indenture, dated as of November 10, 2003, between DMI and U.S. Bank National Association (“U.S. Bank”), as trustee, as supplemented;

•	DMI’s 9% senior discount notes, due 2013 (the “DMI Senior Discount Notes”), issued under the Indenture, dated as of November 10, 2003, between DMI and U.S. Bank, as trustee, as supplemented;

•	DMW’s 8.5% senior notes, due 2010 (the “DMW 2010 Notes”), issued under the Indenture, dated as of August 29, 2003, among DMW, Dex Media West Finance Co. (“DMW Finance”) and U.S. Bank;

•	DMW’s 5.875% senior notes, due 2011 (the “DMW 2011 Notes”), issued under the Indenture, dated as of November 24, 2004, among DMW, DMW Finance and U.S. Bank; and

•	DMW’s 9.875% senior subordinated notes, due 2013 (the “DMW 2013 Notes” and, together with the RHD Senior Notes, RHD Series A-1 Notes, RHD Series A-2 Notes, RHD Series A-3 Notes, RHD Series A-4 Notes, RHDI Notes, DMI Senior Notes, DMI Senior Discount Notes, DMW 2010 Notes, DMW 2011 Notes and DMW 2013 Notes, the “Notes”), issued under the Indenture, dated as of August 29, 2003, among DMW, DMW Finance and U.S. Bank.
     Under the Noteholder Support Agreement, the Signing Noteholders agree, among other things, (i) to support a Plan that is consistent with the treatment summarized in the term sheet agreed to by the Noteholders and attached to the Noteholder Support Agreement and (ii) not to transfer any claim under the Notes except to a transferee who agrees to be bound by the Noteholder Support Agreement. The Noteholder Support Agreement contains customary terms, are subject to certain material conditions and may be terminated upon the occurrence of certain events.
     On May 29, 2009, the Company issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
     The filing of the Chapter 11 Petitions described in Item 1.03 above constitutes or may constitute an event of default or otherwise triggers or may trigger repayment obligations under the express terms of certain instruments and agreements relating to direct financial obligations of the Debtors (the “Debt Documents”). As a result of such an event of default or triggering event, all obligations under the Debt Documents, by the terms of the Debt Documents, have or may become due and payable. The Debtors believe that any efforts to enforce such payment obligations against the Debtors under the Debt Documents are stayed as a result of the filing of the Chapter 11 Petitions in the Bankruptcy Court. The material Debt Documents, and the approximate principal amount of debt currently outstanding thereunder (prior to the application of any pre-petition paydowns made to outstanding balances under the RHDI Credit Agreement, the DMW Credit Agreement and the DME Credit Agreement pursuant to the terms of the Lender Support Agreements), are as follows:

•	RHDI’s obligations under the RHDI Credit Agreement, consisting of (i) a revolving credit facility with $174,000,000 outstanding and (ii) Term Loans D-1/2 with $1,337,612,993 outstanding;

•	DMW’s obligations under the DMW Credit Agreement, consisting of (i) a revolving credit facility with $90,000,000 outstanding; (ii) Term Loan A with $130,000,000 outstanding; and (iii) Term Loan B with $950,000,000 outstanding;

•	DME’s obligations under the DME Credit Agreement, consisting of (i) a revolving credit facility with $97,000,000 outstanding; (ii) Term Loan A with $665,000,000 outstanding; and (iii) Term Loan B with $398,000,000 outstanding;

•	the RHD Senior Notes, in the aggregate principal amount of $206,791,000;

•	the RHD Series A-1 Notes, in the aggregate principal amount of $303,587,000;

•	the RHD Series A-2 Notes, in the aggregate principal amount of $457,572,000;

•	the RHD Series A-3 Notes, in the aggregate principal amount of $1,012,839,000;

•	the RHD Series A-4 Notes, in the aggregate principal amount of $1,229,760,000;

•	the RHDI Notes, in the aggregate principal amount of $412,871,000;

•	the DMI Senior Notes, in the aggregate principal amount of $500,000,000;

•	the DMI Senior Discount Notes, in the aggregate principal amount of $750,000,000;

•	the DMW 2010 Notes, in the aggregate principal amount of $385,000,000;

•	the DMW 2011 Notes, in the aggregate principal amount of $8,720,000;

•	the DMW 2013 Notes, in the aggregate principal amount of $761,650,000; and

•	interest rate swaps that hedge interest rates under floating rate bank indebtednessof RHDI, DMW and DME.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of R.H. Donnelley Corporation issued May 29, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation
By:	/s/ Mark W. Hianik
	Name:	Mark W. Hianik
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 29, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of R.H. Donnelley Corporation issued May 29, 2009.